#58619

                               SUB-ITEM 77H

                       MFS SERIES TRUST I ON BEHALF OF:
                          MFS Japan Equity Fund
                       MFS Research Growth & Income Fund

                          MFS Core Growth Fund
                          MFS New Discovery Fund

                       MFS Global Telecommunication Fund

         As of August 31, 2001, entities beneficially owning more than 25% of any one Series' voting securities, thereby becoming controlling entities of such Series, are those entities as follows:

                                                                                                                    % OF
                                                                                                                   SHARES

                            SERIES                                        OWNER AND ADDRESS                        OWNED

         MFS Japan Equity Fund                          MFS Fund Distributors, Inc.                                98.55%
          A Shares                                      Mass Financial Services Company
                                                        Attn: Thomas B. Hastings
                                                        500 Boylston Street, Ste. 9
                                                        Boston, Massachusetts  02116-3740













         As of August 31, 2001, entities not beneficially owning more than 25% of any one Series' voting securities, thereby ceasing to be reported as controlling entities of such Series, are as follows:

                            SERIES                                        OWNER AND ADDRESS



         MFS Research Growth & Income Fund              MFS Defined Contribution Plan
         Class I Shares                                 C/o Chris Charron
                                                        MFS Investment Management, Inc.
                                                        500 Boylston Street
                                                        Boston, MA  02116-3740


         MFS Core Growth Fund                           MFS Defined Contribution Plan

         MFS New Discovery Fund                         Ohio Public Employees Deferred

         MFS Global Telecommunication Fund              MFS Service Center Inc.
         Class I Shares                                 Audit Account Cash
                                                        Corporate Actions 10th Fl
                                                        Attn Paulette Cato
                                                        500 Boylston St
                                                        Boston MA  02116-3740

